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                                                                    Exhibit 23.1


                                         CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21161) of Shiloh Industries, Inc. of our report dated December 9, 1999 relating to the financial statements and financial statement schedule appearing on Page 23 of this Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Selected Financial Data."


/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
January 27, 2000